UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934  (Amendment No. __)

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

FRONTEGRA FUNDS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Frontegra RobecoSAM Global Equity Fund

June 28, 2013

Dear Shareholder,

We are writing to inform you of the upcoming special meeting of shareholders of the Frontegra RobecoSAM Global Equity Fund (the “Fund”), a series of Frontegra Funds, Inc., to vote on an important proposal affecting the Fund.  The meeting will be held on August 16, 2013 at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062 at 10:00 a.m. local time.  We are asking shareholders of the Fund to approve a new subadvisory agreement between Frontegra Asset Management, Inc., the investment adviser to the Fund, and RobecoSAM USA, Inc. (“RobecoSAM”), the subadviser to the Fund.

As discussed in more detail in the enclosed proxy statement, the meeting is being called because the parent company of RobecoSAM is expected to be sold, which would result in a change of control of RobecoSAM.  While the proposed transaction would result in a change of control, we do not believe that it would have any material impact on RobecoSAM’s investment philosophy, management approach, staffing or operations or on how RobecoSAM manages the Fund.

To avoid disruption of the Fund’s investment program, the Board of Directors of Frontegra Funds, Inc. approved an interim subadvisory agreement for the Fund in accordance with Rule 15a-4 under the Investment Company Act of 1940.  The interim subadvisory agreement will remain in effect for 150 days from the termination of the existing subadvisory agreement or until Fund shareholders approve a new subadvisory agreement, whichever is sooner.  The terms of the new subadvisory agreement are substantially similar to the terms of the Fund’s current subadvisory agreement with respect to services provided by RobecoSAM and are identical with respect to the subadvisory fees.

The question and answer section that follows discusses the proposal to approve the new subadvisory agreement that requires shareholder approval.  The proxy statement itself provides greater detail about the proposal.  The Board of Directors recommends that you read the enclosed materials carefully and vote in favor of the proposal.

You may choose one of the following options to authorize a proxy to vote your shares (which is commonly known as proxy voting) or to vote in person at the meeting:

•

Mail:  Complete and return the enclosed proxy card.

•

Internet:  Access the website shown on your proxy card and follow the online instructions.

•

Telephone (automated service):  Call the toll-free number shown on your proxy card and follow the recorded instructions.

•

In person:  Attend the special shareholder meeting on August 16, 2013.

Thank you for your response and for your continuous investment in the Fund.

Sincerely,

/s/ William D. Forsyth III

William D. Forsyth III

President of Frontegra Funds, Inc.

Questions and Answers

While we encourage you to read the full text of the enclosed proxy statement, for your convenience, we have provided a brief overview of the proposal that requires a shareholder vote.

Q.

Why am I receiving this proxy statement?

A.

Robeco Groep N.V. (“Robeco Groep”), a parent company of the Fund’s subadviser, RobecoSAM USA, Inc. (“RobecoSAM”), is expected to be sold.  ORIX Corporation (“ORIX”) has agreed to purchase from Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A. (“Rabobank”) 90% plus one share of the issued and outstanding shares of Robeco Groep.  While RobecoSAM would continue to be a subsidiary of Robeco Groep after the transaction, the consummation of the transaction will result in the change of ultimate control of RobecoSAM.  Under federal securities law and the terms of the subadvisory agreement between Frontegra Asset Management, Inc. and RobecoSAM, a change of control results in the termination of the current subadvisory agreement.  If RobecoSAM is to continue to serve as subadviser to the Fund following the transaction, it is necessary for shareholders of the Fund to approve a new subadvisory agreement for the Fund.

Q.

Who is Robeco Groep and why is it being sold?

A.

Robeco Groep is one of the world’s oldest asset management organizations, having been founded in 1929.  Robeco Groep is based in Rotterdam, The Netherlands.  As of December 31, 2012, Robeco Groep, through its asset management businesses including RobecoSAM, had approximately $249.5 billion in assets under management.  Rabobank, which is selling the vast majority of its ownership stake in Robeco Groep, is a global bank based in Utrecht, The Netherlands.  Rabobank has stated that it is selling almost all of its interest in Robeco Groep in order to focus its operations on banking rather than asset management.  However, Rabobank would continue to own 10% minus one share of the issued and outstanding shares of Robeco Groep.  It is expected that Rabobank also would receive shares in ORIX equal to a maximum of approximately 2.5% of ORIX’s equity as a part of the purchase consideration for the interest in Robeco Groep that ORIX is acquiring.  No assurance can be given that Rabobank will permanently retain its interest in Robeco Groep or ORIX.

Q.

Who is ORIX and why are they acquiring almost all of Robeco Groep?

A.

ORIX is an integrated financial services group based in Tokyo, Japan.  With operations in 28 countries and regions worldwide, ORIX’s activities include corporate financial services, such as leases and loans, as well as automobile operations, rental operations, real estate, life insurance, banking and loan servicing.  ORIX has several different business lines operating in the U.S., including through its majority ownership of a U.S.-based investment bank (Houlihan Lokey) and its majority ownership of a U.S.-based investment manager focusing on alternative asset strategies (Mariner Investment Group).

ORIX has stated that it has been seeking to build its presence in the global asset management industry in recent years as part of its business model of combining finance with related services.  ORIX has indicated that the rationale for its acquisition of Robeco Groep includes the strength of Robeco Groep’s global brand, its diversified range of asset management businesses across asset classes and regions, the breadth of its global distribution network and its experienced investment teams.  ORIX is expected to use Robeco Groep as its global platform for growth in global asset management.

i

Q.

How would this affect my account with the Fund?

A.

The transaction should not affect your account.  You will still own the same number of shares in the Fund and the value of your investment will not change.  The new subadvisory agreement contains substantially similar terms as the existing subadvisory agreement and is discussed in more detail in the enclosed proxy statement.  In addition, RobecoSAM’s personnel responsible for the Fund’s investments have not changed.

Q.

How will the transaction affect the fees and expenses I pay as a shareholder of the Fund?

A.

The fees and expenses that you pay as a shareholder of the Fund are not expected to increase as a result of the transaction.  The adoption of the proposal would not result in an increase in the rate of the Fund’s investment advisory fee and the Fund will not bear any portion of the costs associated with the transaction.

Q.

How does the Company’s Board of Directors recommend that I vote?

A.

After careful consideration, the Company’s Board of Directors unanimously recommends that shareholders vote FOR the proposal.

Q.

What will happen if the new subadvisory agreement is not approved by the shareholders?

A.

If shareholders of the Fund do not approve the new subadvisory agreement, the new subadvisory agreement will not become effective.  The Board of Directors will meet to consider other alternatives to the new subadvisory agreement prior to the date of expiration of the interim subadvisory agreement.

Q.

Who is eligible to vote?

A.

Any person who owned shares of the Fund on the “record date,” which is June 14, 2013 (even if that person has since sold those shares).

Q.

How can I vote?

A.

You may vote in any of four ways:

•

Through the Internet.  Please follow the instructions on your proxy card.

•

By telephone, with a toll-free call to the phone number indicated on the proxy card.

•

By mailing in your proxy card.

•

In person at the meeting in Northbrook, Illinois on August 16, 2013.

We encourage you to vote via the Internet or telephone using the control number on your proxy card and following the simple instructions because these methods result in the most efficient means of transmitting your vote and reduce the need for the Fund to conduct telephone solicitations and/or follow up mailings.  If you would like to change your previous vote, you may vote again using any of the methods described above.

ii

IMPORTANT INFORMATION FOR SHAREHOLDERS

Frontegra Funds, Inc.

Frontegra RobecoSAM Global Equity Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held August 16, 2013

Notice is hereby given that Frontegra Funds, Inc. (the “Company”) will hold a special meeting of shareholders (the “Meeting”) of Frontegra RobecoSAM Global Equity Fund (the “Fund”) on August 16, 2013 at the office of the Company, 400 Skokie Boulevard, Suite 500, Northbrook, Illinois, 60062 at 10:00 a.m. Central Time.  The meeting is being held so that shareholders can consider the following proposal and transact such other business as may be properly brought before the meeting:

1.

To approve a new subadvisory agreement between Frontegra Asset Management, Inc. (“Frontegra”), the Fund’s investment adviser, and RobecoSAM USA, Inc. (“RobecoSAM”), the Fund’s subadviser, as a result of a proposed transaction involving the sale of RobecoSAM’s parent company.

The new subadvisory agreement would take effect only if the proposed sale of RobecoSAM’s parent company is consummated.

The Board of Directors of the Company unanimously recommends that you vote in favor of the proposal.

Shareholders of record of the Fund at the close of business on the record date, June 14, 2013, are entitled to notice of and to vote at the Meeting and any adjournment(s) or postponements thereof.  The Notice of Special Meeting of Shareholders, proxy statement and proxy card is being mailed on or about June 28, 2013 to such shareholders of record.

By Order of the Board of Directors,

/s/ Robert Nanney

Robert Nanney
Secretary of Frontegra Funds, Inc.

Northbrook, Illinois
June 28, 2013

IMPORTANT – WE NEED YOUR PROXY VOTE IMMEDIATELY

We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage if mailed in the United States (or to take advantage of the telephonic or internet voting procedures described on the proxy card).  Just follow the simple instructions that appear on your proxy card.  Please help the Fund reduce the need to conduct telephone solicitation and/or follow-up mailings by voting today.  If you wish to attend the meeting and vote your shares in person at that time, you will still be able to do so.

June 28, 2013

Frontegra Funds, Inc.

Frontegra RobecoSAM Global Equity Fund

PROXY STATEMENT

400 Skokie Boulevard, Suite 500
Northbrook, Illinois 60062

SPECIAL MEETING OF SHAREHOLDERS
August 16, 2013

Introduction

This proxy statement is being provided to you on behalf of the Board of Directors (the “Board”) of Frontegra Funds, Inc. (the “Company”) in connection with the solicitation of proxies to be used at the special meeting of shareholders (the “Meeting”) of the Frontegra RobecoSAM Global Equity Fund (the “Fund”).  The purpose of the meeting is to seek shareholder approval of a new subadvisory agreement between RobecoSAM USA, Inc. (“RobecoSAM”) and Frontegra Asset Management, Inc. (“Frontegra”) and to transact such other business as may be properly brought before the meeting.

You will find this proxy statement divided into three parts:

Part 1

Provides details on the proposal to approve the new subadvisory agreement (see page 2)

Part 2

Provides information about ownership of shares of the Fund (see page 10)

Part 3

Provides information on proxy voting and the operation of the Meeting (see page 11)

We anticipate that the Notice of Special Meeting of Shareholders, this proxy statement and the proxy card (collectively, the “proxy materials”) will be mailed to shareholders beginning on or about June 28, 2013.

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on August 16, 2013:
The Notice of Meeting, Proxy Statement and Proxy Card
are available at http://www.kingproxy.com/frontegra

Please read the proxy statement before voting on the proposal.  If you need additional copies of this proxy statement or proxy card, please contact D.F. King & Co., Inc. at 1-866-210-7995 or in writing at P.O. Box 859232, Braintree, MA 02185-9232.  Additional copies of this proxy statement will be delivered to you promptly upon request.  To obtain directions to attend the Meeting, please call 1-800-753-0075.

For a free copy of the Company’s annual report for the fiscal year ended June 30, 2012 or the most recent semi-annual report, please contact the Company at 1-888-825-2100 or in writing at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois, 60062.

PART 1

DESCRIPTION OF PROPOSAL
APPROVAL OF A NEW SUBADVISORY AGREEMENT

Background

The Meeting is being called to consider a proposal necessitated by the proposed transaction (the “Transaction”) involving the planned sale of 90% plus one share of the issued and outstanding shares of Robeco Groep N.V. (“Robeco Groep”) by Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A. (“Rabobank”) to ORIX Corporation (“ORIX”).  Robeco Groep is a parent company of RobecoSAM USA, Inc. (“RobecoSAM”), which serves as the subadviser to the Frontegra RobecoSAM Global Equity Fund (the “Fund”).  Because the consummation of the Transaction will result in Robeco Groep having a new controlling shareholder, it would result in a change of control of both Robeco Groep and RobecoSAM and the automatic termination of the existing subadvisory agreement between Frontegra Asset Management, Inc. (“Frontegra”) and RobecoSAM, on behalf of the Fund.  If the proposal regarding the approval of a new subadvisory agreement is approved and the Transaction is consummated, RobecoSAM would continue to serve as the subadviser to the Fund for an initial two-year period from the effective date of the new subadvisory agreement.  The Transaction is not expected to have any material impact on RobecoSAM’s investment philosophy, management approach, staffing or operations or on how RobecoSAM manages the Fund.

The form of the new subadvisory agreement is attached as Exhibit A.  The terms of the new subadvisory agreement are substantially similar to the terms of the Fund’s current subadvisory agreement with respect to services provided by RobecoSAM and are identical with respect to the subadvisory fees.  The material terms of the new subadvisory agreement and current subadvisory agreements are compared below in “Terms of the Existing and New Subadvisory Agreements.”

Your approval of the new subadvisory agreement would not result in any change in the Fund’s advisory fee rate.

Information About the Fund

The Fund is a series of Frontegra Funds, Inc. (the “Company”).  The Company is an open-end management investment company organized as a Maryland corporation.  Frontegra is the Fund’s investment adviser.  Frontegra’s principal office is located at 400 Skokie Blvd., Suite 500, Northbrook, Illinois 60062.  Frontegra Strategies, LLC is the principal distributor of the Fund’s shares.  Frontegra Strategies, LLC is located at 400 Skokie Blvd., Suite 500, Northbrook, Illinois 60062.  The Fund’s administrator is U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

Information About RobecoSAM

RobecoSAM is a registered investment adviser with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  RobecoSAM is located at 909 Third Avenue, 32nd Floor, New York, New York, 10022 and provides investment management and advisory services to investment companies, other pooled investment vehicles and pension and profit sharing plans.  RobecoSAM has served as the Fund’s subadviser since 2011 and prior to 2011, served as the Fund’s adviser since the Fund’s inception in 2009.  RobecoSAM is a wholly-owned subsidiary of

RobecoSAM AG which is located at Josefstrasse 218, 8005 Zurich, Switzerland.  RobecoSAM AG is a wholly-owned subsidiary of Robeco Institutional Asset Management B.V., located at Coolsingel 120, Rotterdam 3011AG, the Netherlands.  Robeco Institutional Asset Management B.V. is a wholly-owned subsidiary of Robeco Groep, which is located at the same address.  Robeco Groep is a Dutch investment management firm which was founded in 1929 and is headquartered in Rotterdam, The Netherlands.

The Transaction

ORIX and Rabobank have announced that they have entered into a Sale and Purchase Agreement dated February 19, 2013 in which ORIX has agreed to acquire 90% plus one share of the equity in Robeco Groep from Rabobank.  Rabobank would retain an interest of 10% minus one share in Robeco Groep.  ORIX is expected to issue ORIX treasury stock to Rabobank as part of the acquisition price to be paid, which would result in Rabobank becoming a minority shareholder of ORIX.  In addition, ORIX and Rabobank have agreed that Robeco Groep’s banking activities, which are based only in the Netherlands, would be transferred to Rabobank with Robeco Groep retaining responsibility for its client service.  Closing of the Transaction is subject to legal and regulatory approvals, which are expected to be completed at the beginning of the second half of 2013.  No assurance can be given that Rabobank will permanently retain its interest in Robeco Groep or ORIX.

Information Concerning ORIX

The following information, which has been derived from ORIX’s public statements, regulatory filings and similar sources, is intended to give shareholders of the Fund background information concerning ORIX and its various businesses.

ORIX is an integrated financial services group based in Tokyo, Japan.  With operations in 28 countries and regions worldwide, ORIX’s activities include corporate financial services, such as leases and loans, as well as automobile operations, rental operations, real estate, life insurance, banking and loan servicing.

ORIX is a joint stock corporation (kabushiki kaisha) formed under Japanese law with its principal place of business at World Trade Center Building, 2-4-1, Hamamatsu-cho, Minato-ku, Tokyo 105-6135, Japan.  ORIX was established on April 17, 1964 in Osaka, Japan as Orient Leasing Co., Ltd. by three trading companies and five banks that included Nichimen Corporation, Nissho Corporation and Iwai Corporation (presently Sojitz Corporation), the Sanwa Bank, Toyo Trust & Banking (presently Mitsubishi UFJ Financial Group), the Industrial Bank of Japan and Nippon Kangyo Bank (presently Mizuho Financial Group, Inc.), and the Bank of Kobe (presently Sumitomo Mitsui Financial Group Inc.).  While ORIX maintains business relationships with these companies, they now hold only a limited number of ORIX shares in the aggregate.

Since February 1973, ORIX’s shares have been listed on the first sections of the Tokyo Stock Exchange and the Osaka Securities Exchange.  ORIX shares also trade publicly on the New York Stock Exchange in the form of American Depositary Receipts (ADRs).

ORIX today has six business segments: Corporate Financial Services (lending, leasing and the commission business for the sale of financial products); Maintenance Leasing (auto leasing and rentals, car sharing, and leasing and rental of precision measuring equipment and IT-related equipment); Real Estate (real estate development, rental and financing; facility operation; REIT asset management; and real estate investment advisory services); Investment and Operations (loan servicing, environment and energy-related business, venture capital, and principal investment); Retail (life insurance, banking and card loan business); and Overseas Business (leasing, lending, investment in bonds, investment banking, and ship- and aircraft-related operations in the United States, Asia, Oceania and Europe).  ORIX derives approximately 80 percent of its revenues from activities in Japan and the remainder from activities around the world.  ORIX has offices in 28 countries and regions, including the United States.

ORIX has acquired several businesses in the United States over the past decade, including the majority ownership of three businesses acquired since 2006.  In January 2006, ORIX entered the investment banking field in the United States with the acquisition of Houlihan Lokey, Inc.  In May 2010, ORIX acquired RED Capital Group, a U.S.-based company that provides financing for multi-family, senior living and healthcare-related real estate development projects in the United States.  In December 2010, ORIX acquired Mariner Investment Group LLC, an SEC-registered hedge fund manager.

Terms of the Sale and Purchase Agreement

The following is a summary of the terms of the Transaction considered relevant to the Fund.

Pursuant to the sale and purchase agreement executed between ORIX and Rabobank as of February 19, 2013 (the “Agreement”), ORIX would acquire from Rabobank 4,084,023 shares of Robeco Groep (the “Shares”), which represent 90% plus one share of the total number of issued shares of Robeco Groep held by Rabobank, and Robeco Groep would become a consolidated subsidiary of ORIX.

The total acquisition amount of the Shares (the “Total Share Amount”) was calculated to be approximately 1.935 billion euro as of February 19, 2013, which is the date of execution of the Agreement (approximately $2.6 billion at then-current exchange rates).  However, such amount is subject to adjustment depending on a variety of factors, including the financial condition of Robeco Groep as of the end of the month immediately preceding the month in which the date of transfer of the Shares falls.  ORIX is expected to issue to Rabobank treasury shares to pay a portion of the purchase price (up to a maximum of 150 million euro).  Payment of the Total Share Amount other than the amount paid in treasury shares would be made in cash.

The Transaction is expected to close as early as July 1, 2013, provided that a number of conditions set forth in the Agreement are satisfied or waived.  The closing conditions include, among other things, obtaining certain foreign and domestic regulatory approvals, consents, licenses and permits.  The closing of the Transaction is also subject to applicable legal and regulatory approval including the clearance required under the competition laws in the United States.

The Agreement does not contemplate any change in management of RobecoSAM or the Fund’s portfolio managers.  After consummation of the Transaction, and assuming shareholder approval of the new subadvisory agreement, RobecoSAM would continue to serve as the Fund’s subadviser.

It is expected that, following the Transaction, RobecoSAM would remain an indirect subsidiary of Robeco Groep.

Transaction Not Expected to Adversely Affect RobecoSAM or the Fund

It is anticipated that the Transaction and RobecoSAM’s affiliation with ORIX would not result in any change in the services provided by RobecoSAM to the Fund.  It is further anticipated that the Transaction and RobecoSAM’s affiliation with ORIX would not diminish in any way RobecoSAM’s ability to continue to provide a high level of service to the Fund going forward.  In particular, the Transaction is not expected to result in any material changes in the manner in which RobecoSAM would render subadvisory services to the Fund or the composition of the personnel providing services to the Fund (although the Transaction is not conditioned upon the continued employment of any RobecoSAM personnel, and there can be no assurance that any particular RobecoSAM employee will continue his or her employment with RobecoSAM or its affiliates).  The Agreement does not contemplate any changes in the management or operations of RobecoSAM relating to the Fund, or in the management or operations of the other service providers to the Fund, other than changes in the ordinary course of business.  Further, the Board of Directors (the “Board”) of the Company would not change as a result of the Transaction.  RobecoSAM would remain headquartered in New York, New York following the consummation of the Transaction.

Impact of the Transaction on the Fund’s Subadvisory Agreement and Summary of the Proposal

Shareholders of the Fund are being asked to approve a proposed new subadvisory agreement with RobecoSAM.  The consummation of the Transaction would constitute an “assignment” (as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”)) of the Fund’s current subadvisory agreement with RobecoSAM (the “existing subadvisory agreement”).  As required by the Investment Company Act, the existing subadvisory agreement provides for its automatic termination in the event of an assignment.  Accordingly, the existing subadvisory agreement will terminate upon the consummation of the Transaction, and the new subadvisory agreement is necessary if RobecoSAM is to continue to act as subadviser to the Fund.  The new subadvisory agreement would simply continue the relationship between Frontegra and RobecoSAM under RobecoSAM’s new ownership structure.

To avoid disruption of the Fund’s investment management program, in anticipation of the Transaction, the Board approved an interim subadvisory agreement for the Fund on May 14, 2013.  The interim subadvisory agreement will become effective upon the change in control resulting from the Transaction and provides that RobecoSAM will continue to provide subadvisory services to the Fund on substantially the same terms and with the identical fee structure as the existing subadvisory agreement until Fund shareholders approve a new subadvisory agreement or for 150 days, whichever is sooner.

If shareholders of the Fund do not approve the new subadvisory agreement, the Board will take such actions as it considers to be in the best interests of the shareholders of the Fund, which may include retaining another subadviser, seeking exemptive relief from the SEC or liquidating the Fund.

Terms of the Existing and New Subadvisory Agreements

A copy of the new subadvisory agreement is attached as Exhibit A.  The following description is only a summary; however, all material terms of the new subadvisory agreement have been included in this summary.  You should refer to Exhibit A for the new subadvisory agreement, and the description set forth in this proxy statement of the new subadvisory agreement is qualified in its entirety by reference to Exhibit A.  The terms of the new subadvisory agreement are substantially similar to the terms of the Fund’s current subadvisory agreement with respect to services provided by RobecoSAM and are identical with respect to the subadvisory fees.

Under both the new and the existing subadvisory agreements, RobecoSAM is paid 50% of the net fee received by Frontegra from the Fund after giving effect to any contractual or voluntary expense cap borne by Frontegra.  The existing subadvisory agreement provides that no fee shall be payable to RobecoSAM until all costs and expenses incurred by Frontegra in connection with the 2011 reorganization of the Fund into the Company have been reimbursed to Frontegra out of subadvisory fees otherwise due to RobecoSAM.  As all such costs and expenses have been reimbursed to Frontegra, that provision was deleted from the new subadvisory agreement.  For the fiscal year ended June 30, 2012, RobecoSAM was entitled to receive $36,112 in subadvisory fees from Frontegra, which amount was applied to the reorganization expenses due to Frontegra as describe above.  The existing subadvisory agreement was most recently approved by the Board on May 14, 2013.  The existing subadvisory agreement was last approved by the Fund’s initial shareholder on June 8, 2011 in connection with the reorganization of the Fund’s predecessor into the Fund.

Subadvisory Services.  Both the new subadvisory agreement and the existing subadvisory agreement provide that RobecoSAM serves as the Fund’s subadviser and, subject to Frontegra’s supervision, manages the Fund’s portfolio assets.  Under both agreements, RobecoSAM provides continuous advice and recommendations concerning the Fund’s investments and is responsible for selecting the broker-dealers who execute the portfolio transactions.  Additionally, under both agreements, RobecoSAM will provide services in accordance with the Fund’s investment policies and restrictions and will manage the Fund in accordance with the Company’s compliance policies and procedures.

Management Fees.  Both the new subadvisory agreement and existing subadvisory agreements contain identical fee structures.  Both agreements provide that RobecoSAM shall receive 50% of the net fee received by Frontegra from the Fund after giving effect to any contractual or voluntary expense cap borne by Frontegra.

Duration and Termination.  Both the existing subadvisory agreement and the new subadvisory agreement provide that they will begin after being approved in accordance with the requirements of the Investment Company Act and upon execution by Frontegra and RobecoSAM.  Both agreements provide that they shall remain in effect for the Fund for two years from the effective date and thereafter for successive periods of one year, subject to annual approval as required by the Investment Company Act.  The existing subadvisory agreement was entered into on June 2, 2011 and became effective June 8, 2011.  Both the existing subadvisory agreement and the new subadvisory agreement provide for the termination of the agreement at any time (i) by the vote of the majority of the Board, by the vote of a majority of the outstanding securities of the Fund or by Frontegra on not more than 60 days’ written notice to RobecoSAM; or (ii) by RobecoSAM on not less than 120 days’ written notice to Frontegra, the Company and the Fund.

Payment of Expenses.  Both the new subadvisory agreement and the existing subadvisory agreement provide that RobecoSAM will pay all expenses incurred by it in connection with its activities under the agreement and that RobecoSAM will not be responsible for any expenses of the Fund or Frontegra.  As noted above, the prior subadvisory agreement had an additional provision regarding RobecoSAM’s commitment to reimburse Frontegra for expenses relating to the reorganization of the Fund.

Limitation on Liability and Indemnification.  Both the new subadvisory agreement and the existing subadvisory agreement provide that in the absence of willful misfeasance, bad faith, negligence, or reckless disregard (“disabling conduct”) on the part of RobecoSAM of its duties or obligations under the subadvisory agreement, RobecoSAM will not be subject to any liability for errors of judgment, mistake of law or for any loss suffered by Frontegra, the Company, the Fund or its shareholders in connection with matters to which the subadvisory agreement relates.  Both the new subadvisory agreement and the existing subadvisory agreement provide that RobecoSAM will indemnify Frontegra and the Company from liability and expenses resulting from RobecoSAM’s disabling conduct or violations of applicable law.  Under both the new and existing subadvisory agreements, Frontegra will indemnify RobecoSAM from liability and expenses resulting from Frontegra’s disabling conduct or violation of applicable law.

Board Approval and Recommendation

The Board approved the new subadvisory agreement at a meeting held on May 14, 2013.  The Board, the majority of which are not “interested persons” of the Company as defined in the Investment Company Act (the “Independent Directors”), reviewed the new subadvisory agreement along with materials relevant to its consideration of the agreement, such as information regarding RobecoSAM and ORIX’s business, personnel and financial condition.  The Board discussed the proposal with a representative of RobecoSAM who participated in the meeting and provided additional information to the Board about RobecoSAM, ORIX and the Transaction.  The Board was also provided with RobecoSAM’s responses to detailed requests submitted by the Fund’s legal counsel, a memorandum prepared by RobecoSAM’s chief compliance officer and other information relevant to their consideration of the agreement.  The Board considered that, except with respect to the effective and termination dates, the terms of the new subadvisory agreement are the same as the terms of the existing subadvisory agreement in all material respects.

In reaching its decision to approve the new subadvisory agreement, the Board, with the assistance of the Company’s legal counsel, considered their legal responsibilities with regard to all factors deemed to be relevant to the Fund, including, but not limited to the following: (1) the quality of RobecoSAM’s services provided to the Fund; (2) the fact that RobecoSAM has been responsible for the selection of investments for the Fund’s portfolio and its day-to-day investment management since the Fund’s inception; (3) the fact that the Transaction is not expected to affect the manner in which RobecoSAM provides subadvisory services to the Fund; (4) the fact that the current portfolio managers will continue to manage the Fund; (5) the fact that the fee structure under the new subadvisory agreement would be identical to the fee structure under the existing advisory agreements in all material respects; (6) the fact that the subadvisory services under the new subadvisory agreement and the existing subadvisory agreement are substantially similar; and (7) other factors deemed relevant.

In approving the new subadvisory agreement, the Board considered the following factors and made the following conclusions:

Nature, Extent and Quality of Services Provided to the Fund.  The Board’s analysis of the nature, extent and quality of RobecoSAM’s services to the Fund took into account knowledge gained from RobecoSAM’s presentations to the Board at meetings throughout the year.  The Board noted that the services that RobecoSAM would provide under the new subadvisory agreement are the same services that RobecoSAM provides under the existing subadvisory agreement.  The Board considered the functions that RobecoSAM performs, RobecoSAM’s financial condition and its background and history in providing services to the Fund under the existing subadvisory agreement and previously, as the Fund’s investment adviser prior to the reorganization of the Fund into the Company in 2011.  The Board also considered the fact that RobecoSAM has not experienced any significant legal, compliance or regulatory difficulties.  Based on the information provided and the Board’s prior experience with RobecoSAM, the Board concluded that the nature and extent of the services that RobecoSAM will provide under the new subadvisory agreement, as well as the quality of those services, was appropriate and that the Fund was likely to continue to benefit from services provided by RobecoSAM under the new subadvisory agreement.

In this regard, the Board considered representations by RobecoSAM that Robeco Groep’s ownership by ORIX as contemplated by the Transaction would not lead to a reduction in the quality or scope of services provided to the Fund.  The Board took into account that:

•

there will be no changes (including changes to the fee structure) that will adversely impact RobecoSAM’s ability to provide the same quality of services as were provided in the past;

•

the new subadvisory agreement is substantially similar to the existing subadvisory agreement;

•

the principals of RobecoSAM would remain the same following the change in control; and

•

the Fund would not bear any expenses related to the Transaction, including expenses related to the proxy statement.

Investment Performance of the Fund and RobecoSAM.  The Board reviewed information prepared by an independent source as of March 31, 2013 concerning the Fund’s investment performance, both in absolute terms as well as compared to other funds in the Fund’s peer group.  The Board noted that the Fund had outperformed its benchmark for the quarter ended March 31, 2013 but underperformed its benchmark for the one-year, three-year and since inception periods ended March 31, 2013.  The Board also considered RobecoSAM’s quarterly performance reports, including a discussion of the reasons for the Fund’s underperformance in certain periods.  Additionally, the Board reviewed the performance of the Fund against the performance of RobecoSAM’s composite of other accounts managed in the sustainable global equities strategy.  After considering all of the information, the Board concluded that the Fund and its shareholders were likely to benefit from RobecoSAM’s continued investment management services.

Subadvisory Fees.  The Board reviewed and considered the subadvisory fee payable by Frontegra to RobecoSAM under the new subadvisory agreement.  The Board also reviewed information regarding RobecoSAM’s fee schedule for separately managed accounts.  The Board determined that the subadvisory fee was appropriate.  In evaluating the subadvisory fee, the Board noted that such amounts are paid by Frontegra and that therefore the overall advisory fee paid by the Fund is not directly affected by the subadvisory fee.

Costs and Profitability.  The Board did not consider the cost of services provided by RobecoSAM under the existing subadvisory agreement because it did not view this factor as relevant given that the subadvisory fee is paid by Frontegra.  The Board noted that the Fund is not profitable to RobecoSAM due to the current asset size of the Fund.

Economies of Scale and Fee Levels Reflecting Those Economies.  The Board did not view economies of scale as relevant given the current asset size of the Fund.  Because the subadvisory fee is not paid by the Fund, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

Other Benefits to RobecoSAM.  In addition to the above factors, the Board also discussed other benefits received by RobecoSAM from its management of the Fund, including, without limitation, possible soft dollar benefits.

Based on all of the information presented to and considered by the Board and the conclusions that it reached, the Board approved the new subadvisory agreement on the basis that its terms and conditions are fair to, and in the best interests of, the Fund and its shareholders.

If the shareholders of the Fund do not approve the new subadvisory agreement and the Transaction is consummated, the Board would consider what further action to take consistent with their fiduciary duties to the Fund.  Such action would initially include operating pursuant to the interim investment subadvisory agreement that was approved by the Board on May 14, 2013.  The interim subadvisory agreement provides that, during an interim period, and until shareholder approval of a new subadvisory agreement, RobecoSAM will continue to act as investment subadviser to the Fund on substantially the same terms and with the identical fee structure as the existing subadvisory agreement.  The interim subadvisory agreement would be effective for up to 150 days following the date of the consummation of the Transaction.  Thereafter, the Board would either approve a new subadvisory agreement with a different advisory organization selected by the Board or take other action, which may include liquidating the Fund or seeking exemptive relief from the SEC.  In the event the Transaction is not consummated, RobecoSAM would continue to serve as subadviser to the Fund pursuant to the terms of the existing subadvisory agreement.

Additional Information

The following table sets forth the name, position and principal occupation of each principal executive officer and each director of RobecoSAM as of June 1, 2013.  Each individual’s address is c/o RobecoSAM USA, Inc., 909 Third Avenue, New York, New York 10022.

Name	Principal Occupation at RobecoSAM
Michael Werner Baldinger	Chief Executive Officer, Director

William G. Butterly, III	Chief Compliance Officer, Chief Legal Officer, Secretary

Leni Maria Boeren	Director, Chairperson

Ruud Wilders	Treasurer

Neil Thomas Johnson	Director

There were no brokerage commissions paid by the Fund to affiliated brokers of RobecoSAM for the fiscal year ended June 30, 2012.

One of the directors of the Company, William D. Forsyth III, may be deemed to have an interest in the proposal due to the fact that Mr. Forsyth is a director, the President and principal shareholder of Frontegra and Frontegra is a party to the new subadvisory agreement.

For the reasons set forth above, the Board unanimously recommends that shareholders of the Fund vote in favor of the new subadvisory agreement with RobecoSAM.

PART 2

INFORMATION ABOUT OWNERSHIP OF SHARES OF THE FUND

Outstanding Shares

Only shareholders of record at the close of business on June 14, 2013, the record date, will be entitled to notice of, and to vote at, the Meeting.  On June 14, 2013, there were 1,313,213 shares of the Fund outstanding and entitled to vote.

Security Ownership of Management, Directors and Principal Shareholders

As of the record date, each officer and director individually, and the officers and directors as a group, beneficially owned less than 1% of the outstanding shares of the Fund.  As of the record date, the following persons are known by the Company to own beneficially or of record 5% or more of the outstanding shares of the Fund:

Name and Address	Number of Shares	Percentage of Fund

Charles Schwab & Company FBO Benefit of Customers 211 Main Street San Francisco, CA 94105	1,072,815	81.69%

NFS LLC FEBO U.S. Bank, N.A. 1555 N. River Center Drive, Suite 302 Milwaukee, WI 53212	154,842	11.79%

The Company believes that each of the above entities, the holder of record of the shares listed, is not the beneficial owner of such shares.  Shareholders with a controlling interest in the Fund could affect the outcome of voting at the Meeting.

PART 3

VOTING INFORMATION

Who is Eligible To Vote

Shareholders of record of the Fund as of the close of business on June 14, 2013 (the “Record Date”) are entitled to vote at the Meeting and any adjournments thereof.  Each whole share is entitled to one vote on each matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote.   Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to the shareholder’s instructions.  If you sign a proxy, but do not fill in a vote, your shares will be voted to approve the proposal.  If any other business comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

Quorum

In order for a vote on the proposal by the Fund to occur at the Meeting, there must exist a quorum of shareholders of the Fund.  The presence at the Meeting, in person or by proxy, of shareholders representing one-third of the shares outstanding and entitled to vote as of the Record Date constitutes a quorum for the Meeting.  For purposes of determining the presence of a quorum, abstentions and broker “non-votes” will be counted as present.  Broker “non-votes” occur when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee does not have discretionary voting powers with respect to that proposal and has not received instructions from the beneficial owner.

In the event that the necessary quorum to transact business is not present at the Meeting, or the vote required to approve the proposal is not obtained, the chairman of the Meeting, in order to permit the further solicitation of proxies, may adjourn the Meeting with respect to the proposal from time to time to a date not more than 120 days after the original record date of the Meeting without further notice other than announcement at the Meeting.  Alternatively, if a shareholder vote is called on any proposal to adjourn, the persons named as proxies, or their substitutes, will vote on such adjournment in their discretion.

Vote Required to Pass the Proposal

As provided under the Investment Company Act, approval of the new subadvisory agreement will require the vote of a majority of the outstanding voting securities of the Fund.  In accordance with the Investment Company Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting.  Abstentions and broker “non-votes” will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal.

Proxies and Voting at the Meeting

Shareholders may use the proxy card provided if they are unable to attend the Meeting in person or wish to have their shares voted by a proxy even if they do attend the Meeting.  Any shareholder of the Fund giving a proxy has the power to revoke it prior to its exercise by mail (addressed to the Secretary at the principal executive office of the Company, at the address for the Company shown at the beginning of this proxy statement), or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund.  In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw a previously submitted proxy and vote in person.  To obtain directions on how to attend the Meeting and vote in person, please call 1-800-753-0075.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, FOR the Proposal referred to in the proxy statement and in the discretion of the persons named as proxies on such procedural matters that may properly come before the Meeting.

Telephonic Voting. Shareholders may call the toll-free phone number indicated on their proxy card to vote their shares.  Shareholders will need to enter the control number set forth on their proxy card and then will be prompted to answer a series of simple questions.  The telephonic procedures are designed to authenticate a shareholder’s identity, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.

Internet Voting. Shareholders may submit an “electronic” proxy over the Internet in lieu of returning an executed proxy card.  In order to use this voting feature, shareholders should go to the website indicated on the shareholder’s proxy card and enter the control number set forth on the proxy card.  Shareholders will be prompted to follow a simple set of instructions which will appear on the website.

Method of Solicitation and Expenses

The solicitation of proxies will occur principally by mail, but proxies may also be solicited by telephone, e-mail or other electronic means, facsimile or personal interview.  If instructions are recorded by telephone, the person soliciting the proxies will use procedures designed to authenticate shareholders’ identities to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder’s instructions have been properly recorded.

The cost of preparing, printing and mailing the enclosed proxy card and this proxy statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or telegraph, will be paid by Robeco Groep and ORIX.  In addition to the solicitation by mail, certain officers and representatives of the Company, officers and employees of Frontegra and RobecoSAM and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, e-mail or other electronic means, letter or facsimile.  D.F. King & Co., Inc. has been retained as proxy tabulator.

The Fund will not bear any expenses in connection with the Transaction, including any costs of soliciting shareholder approval.  All such expenses will be borne by Robeco, ORIX and/or their affiliates.

Shareholder Proposals for Subsequent Meetings

The Fund does not hold annual shareholders meetings except to the extent that such meetings may be required under the Investment Company Act or state law.  Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should send their written proposals to the Company’s Secretary at its principal office within a reasonable time before such meeting.  The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Meeting

Under Maryland law, the only matters that may be acted on at a special meeting of shareholders are those stated in the notice of the special meeting.  Accordingly, other than procedural matters relating to the proposal, no other business may properly come before the Meeting.  If any such procedural matter requiring a vote of shareholders should arise, or any question as to an adjournment of the Meeting is submitted to shareholders, the persons named as proxies will vote on such procedural matters in accordance with their discretion.

EXHIBIT A

FORM OF NEW SUBADVISORY AGREEMENT

THIS SUBADVISORY AGREEMENT is entered into as of the ____ day of _________, 2013, between Frontegra Asset Management, Inc. (“Adviser”) and RobecoSAM USA, Inc. (“Subadviser”).

W I T N E S S E T H

WHEREAS, Frontegra Funds, Inc., a Maryland corporation (the “Corporation”), is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, pursuant to an Investment Advisory Agreement between the Corporation and the Adviser (the “Advisory Agreement”), the Adviser has agreed to provide certain investment advisory services to the Frontegra RobecoSAM Global Equity Fund (the “Fund”);

WHEREAS, the Advisory Agreement permits the Adviser to delegate certain of its duties as investment adviser to a subadviser; and

WHEREAS, the Adviser desires to retain the Subadviser as subadviser with respect to the Fund.

NOW, THEREFORE, in consideration of the premises and mutual promises hereinafter set forth, the parties hereto agree as follows:

1.

Appointment as Subadviser.  The Adviser hereby appoints the Subadviser to act as investment subadviser to the Fund, for the period and on the terms set forth in this Agreement, subject to the supervision of the Adviser and the Board of Directors of the Corporation (the “Board”), and the Subadviser agrees to accept such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.

Duties of Subadviser.

(a)

Investments.  Subject to the 1940 Act, the direction of the Adviser, the Board, the investment policies and restrictions of the Fund as set forth in the Corporation’s current registration statement on Form N-1A and the compliance policies and procedures, the Subadviser is authorized and directed to purchase, hold, sell and monitor on a continuous basis investments for the accounts of the Fund (the “Investments”).  In providing these services, the Subadviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Investments.  The Adviser will provide the Subadviser with reasonable assistance in connection with the Subadviser’s activities under this Agreement, including without limitation, information concerning the Fund, the daily funds available for investment and general affairs of the Corporation.

(b)

Allocation of Brokerage.  Subject to the supervision of the Adviser and the Board, the Subadviser is authorized and directed to establish and maintain accounts on behalf of the Fund, place orders for the purchase and sale of Investments with or through such persons, brokers or dealers as the Subadviser may elect, and negotiate commissions to be paid on such transactions.  In selecting brokers or dealers and placing orders, the Subadviser will seek to obtain the most favorable combination of price and execution available (considering all factors it deems relevant including price, size of transaction, nature of the market for the security, amount of commission, if any, timing, reputation of broker or dealer and other factors), except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as provided below.

The Subadviser may cause the Fund to pay a broker that provides brokerage and research services to the Subadviser a commission in excess of the commission that another broker would have charged for effecting that transaction provided (i) the Subadviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker in the terms of the particular transaction or in terms of the Subadviser’s overall responsibilities with respect to the Fund and the other accounts as to which the Subadviser exercises investment discretion, (ii) such commission is paid in compliance with all applicable state and federal laws, including Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and in accordance with this Agreement, and (iii) in the opinion of the Subadviser, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.

To the extent not prohibited by applicable laws and regulations, if the Subadviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other customers, the Subadviser may aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any.  In such event, allocation of these securities and the expenses incurred in the transaction will be made by the Subadviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other customers.

(c)

Securities Transactions.  The Subadviser and any of its affiliated persons will not purchase securities or other instruments from or sell securities or other instruments to any Fund; provided, however, the Subadviser may purchase securities or other instruments from or sell securities or other instruments to the Fund if such transaction is permissible under applicable law and the Fund’s procedures or in accordance with an exemptive order.

(d)

Books and Records.  The Subadviser will maintain all books and records required to be maintained pursuant to the 1940 Act, including without limitation, a daily ledger of such assets and liabilities relating thereto and brokerage and other records of all securities transactions, and will furnish to the Adviser in a timely manner all such books and records relating to the Subadviser’s services under this Agreement.  The Subadviser will also preserve such books and records for the periods prescribed in Rule 31a-2 under the 1940 Act.  All books and records shall remain the sole property of the Corporation and shall be immediately surrendered to the Corporation upon request, provided that the Subadviser may retain a copy of the books and records.  Upon request during any business day, all books and records maintained by the Subadviser under this Agreement immediately will be made available to the Corporation or the Adviser.

(e)

Information Concerning Investments.  As the Adviser or the Board may reasonably request, the Subadviser will furnish reports on portfolio transactions and reports on Investments held in the portfolio in such detail as the requesting party may request.  As mutually agreed upon, the Subadviser also will provide the Fund and the Adviser periodic economic and investment analyses and reports or other investment services normally available to the Subadviser’s other clients.  Upon reasonable advance notice, the Subadviser will make its officers and employees available to meet with the Adviser and the Board at the Corporation’s principal place of business or another mutually agreed location to review the Investments of the Fund.  The Subadviser will inform the Corporation and the Adviser of changes in investment strategy, tactics, ownership or key personnel, including any ownership or control changes that may result in an “assignment” of this Agreement for purposes of the 1940 Act.  The Subadviser also will provide information or perform additional acts as are customarily performed by a subadviser or which are required for the Fund or the Adviser to comply with their respective obligations under applicable law, including without limitation the Internal Revenue Code of 1986, as amended, the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the Securities Act of 1933, as amended (the “1933 Act”), and any state securities law, rule or regulation.

(f)

Custody Arrangements.  The Subadviser acknowledges receipt of a Custody Agreement for the Fund and, to the extent applicable, will comply with the requirements of the Custody Agreement.  On each business day, the Subadviser will provide the Fund’s custodian with information relating to all transactions concerning the Fund’s assets, as the Adviser or the custodian may request.  The Subadviser will provide the Adviser or the custodian with information related to the establishment and maintenance of global custody arrangements as the Adviser or custodian may request.

(g)

Voting of Proxies.  The Subadviser shall vote all securities in which it invests the Fund’s assets in accordance with any policies adopted by the Board.

(h)

Agent.  Subject to any other written instructions of the Adviser, the Corporation or the Fund, the Subadviser is hereby appointed as the Adviser’s, the Corporation’s and the Fund’s agent and attorney-in-fact for the limited purpose of executing account documentation, agreements, contracts and other documents as the Subadviser is requested by brokers, dealers, counterparties and other persons in connection with its management of the Investments; provided, however, that any such documentation that the Subadviser shall execute shall comply with all laws, rules and regulations applicable to the business of the Adviser and the Corporation, including but not limited to the Advisers Act, the 1940 Act and the rules and regulations thereunder.  The Subadviser shall provide the Adviser and the Corporation with copies of any documents executed on behalf of the Adviser or the Corporation hereunder as soon as possible after the execution of any such documents.

(i)

Compliance with Applicable Law and Governing Documents.  With respect to all matters relating to its performance under this Agreement, the Subadviser and its directors, officers, employees, agents and interested persons will act in accordance with all applicable law.  The Subadviser will act in accordance with the Corporation’s governing instruments and regulatory filings, including the Corporation’s Articles of Incorporation, By-Laws, currently effective Registration Statement under the 1940 Act and the 1933 Act and Notice of Eligibility under Rule 4.5 of the Commodity Exchange Act (the “CEA”), compliance policies and procedures adopted pursuant to Rule 38a-1 under the 1940 Act and the Fund’s prospectus, policies and procedures (collectively, “Governing Instruments and Regulatory Filings”) and any instructions or directions of the Corporation, its Board or the Adviser which whenever practicable the Adviser or the Corporation shall provide in writing.  The Adviser will provide the Subadviser with any amendments, supplements or other changes to the Governing Instruments and Regulatory Filings as soon as practicable after such materials become available, and upon receipt, the Subadviser will act in accordance with such amendments, supplements or other changes.

(j)

Corporation’s Name; Adviser’s Name.  The Subadviser will have no rights relating to the Corporation’s name, the Fund’s name or in the name “Frontegra” as it is used in connection with investment products, services or otherwise, and the Subadviser will make no use of such names without the express written consent of the Corporation, the Fund or the Adviser, as the case may be; provided that notwithstanding anything in this Agreement, the Subadviser shall be entitled to use the Fund’s name and the name “Frontegra” in Form ADV or any other document required to be filed with any governmental agency or self-regulatory organization and in connection with performing its obligations under this Agreement.

(k)

Personal Securities Transactions.  The Subadviser will observe and comply with Rule 17j-l under the 1940 Act.  Upon request during any business day, the Subadviser immediately will make available to the Adviser or the Fund any reports concerning the Fund required to be made by the Subadviser pursuant to Rule 17j-1 under the 1940 Act.

(l)

Fair Valuation.  In accordance with the valuation procedures adopted by the Board, as amended from time to time, the Subadviser shall provide appropriate assistance with fair valuation of those securities in which it invests Fund assets for which readily available market prices are unavailable.  The Subadviser acknowledges that a third party pricing service approved by the Board may provide fair value pricing data with respect to certain foreign securities held by the Fund in accordance with the valuation procedures adopted by the Board.

(m)

Regulatory Filings.  The Subadviser will provide a back-up certification to the Adviser in a form reasonably satisfactory to each party relating to the Corporation’s periodic reports on Form N-CSR and Form N-Q with respect to matters of which the Subadviser has firsthand knowledge.

(n)

Compliance Oversight.  The Subadviser agrees to cooperate with periodic reviews of the Subadviser’s compliance program by the Fund’s compliance personnel in performance of their responsibilities under Rule 38a-1 of the 1940 Act.  The Subadviser agrees to provide to the Fund copies of its compliance program and such additional information and certifications as may reasonably be requested by the Fund’s compliance personnel.  The Subadviser agrees to promptly notify the Adviser of any material compliance violations which affect the Fund.

(o)

Section 15(c) Request for Information.  The Subadviser shall provide such information as may reasonably be requested by the Board under Section 15(c) of the 1940 Act in connection with its annual consideration of this Agreement.

3.

Services Exclusive.  During the term of this Agreement and for a period of one year thereafter, the Subadviser (and its successors) and any person or entity controlled by the Subadviser other than individual employees, will not act as investment adviser or subadviser or otherwise render investment advice to, or sponsor, promote or distribute, any investment company registered under the 1940 Act, or series thereof, that has the same or substantially similar principal investment strategy as the Fund.  Notwithstanding the foregoing, the Subadviser may act as an investment adviser or subadviser to other registered investment companies, or series thereof, that have principal investment strategies of investing in specific sustainability-themed industry sectors, such as water, climate or energy.  In addition, the Subadviser may act as an investment adviser or subadviser to any investment vehicles organized outside the United States that are not offered for sale to United States residents.

4.

Duties of Adviser.  The Adviser will continue to be responsible for all services to be provided to the Fund pursuant to the Advisory Agreement, and shall oversee and review the Subadviser’s performance under this Agreement.

5.

Independent Contractor.  The Subadviser will be an independent contractor in performing its duties under this Agreement and unless otherwise expressly provided herein or otherwise authorized in writing, will have no authority to act for or represent the Corporation, the Fund or the Adviser in any way or otherwise be deemed an agent of the Corporation, the Fund or the Adviser.

6.

Compensation.  The Adviser will pay the Subadviser a fee (the “Subadvisory Fee”) for its services to the Fund at an annual rate set forth on Exhibit A.  The Subadvisory Fee shall accrue each calendar day during the term of this Agreement and the sum of the daily fee accruals shall be paid monthly by the Adviser as soon as practicable following the last day of each month.

7.

Expenses.  The Subadviser shall bear all expenses incurred by it in connection with its services under this Agreement other than the cost of Investments (including brokerage commissions, taxes and other transaction charges, if any) purchased or sold by the Fund.  The Subadviser will, from time to time at its sole expense, employ such persons as it believes to be competent to assist it in the execution of its duties hereunder.  In addition, the Subadviser shall pay the expenses relating to costs of any special meeting of directors or shareholders convened for the primary benefit of the Subadviser.

Except to the extent provided in this Section 7 hereof, the Subadviser shall not be responsible for the Fund’s or the Adviser’s expenses, including, but not limited to, the following:  (a) charges and expenses for determining the Fund’s net asset value and the maintenance of the Fund’s books and records and related overhead; (b) the charges and expenses of the Fund’s legal counsel and auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and/or administrator appointed by the Fund; (d) brokers’ commissions, and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Fund to federal, state or other government agencies; (f) fees and expenses required to be paid for registration with the SEC, or any fees and expenses required to be paid for the sale of Fund shares in any state; (g) expenses related to shareholders’ and directors’ meetings (save in relation to any meetings convened for the primary benefit of Subadviser as referred to above), and the preparation, printing and distribution of prospectuses, proxy statements, reports to shareholders and other Fund sales literature; (h) distribution fees payable pursuant to Rule 12b-1 under the 1940 Act, if any; and (i) compensation payable to the Fund’s directors.

8.

Representations, Warranties and Covenants of Subadviser.  The Subadviser represents, warrants and covenants to the Adviser, the Corporation, and the Fund as follows:

(a)

The Subadviser is registered as an investment adviser under the Advisers Act;

(b)

The Subadviser will not engage in any futures transactions or options thereon on behalf of the Fund prior to the Subadviser filing a notice of exemption pursuant to Rule 4.14 under the CEA with the Commodity Futures Trading Commission and the National Futures Association or becoming otherwise qualified to act as a commodity trading advisor under the CEA;

(c)

The Subadviser is a corporation duly organized and validly existing under the laws of the State of Delaware with the power to carry on its business as it is now being conducted;

(d)

The execution, delivery and performance by the Subadviser of this Agreement are within its powers and have been duly authorized by all necessary action, and no action or filing with any governmental body, agency or official is required for the execution, delivery and performance of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a default under any provision of applicable law, rule or regulation, the Subadviser’s governing instruments or any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser;

(e)

This Agreement is a valid and binding agreement of the Subadviser;

(f)

The Subadviser has provided its current Form ADV to the Adviser (and promptly will provide to the Adviser all amendments thereto), and at the time such Form ADV is provided to the Adviser, the Form ADV is and will be a true and complete copy of the most recent form filed with the SEC and, to the best of the Subadviser’s knowledge and belief, the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(g)

The Subadviser has provided its Code of Ethics to the Adviser along with the certification required by Rule 17j-1(c)(1)(ii) under the 1940 Act.  In accordance with Rule 17j-1, the Subadviser will submit any material changes to such Code of Ethics to the Board for approval no later than six months after its adoption of the material changes.  During the term of this Agreement, the Subadviser will annually certify to the Board that it has adopted procedures reasonably necessary to prevent access persons from violating the Code of Ethics, and will describe in a written report to the Board any issues arising under the Code regarding material violations of the Code and sanctions imposed in response thereto;

(h)

Subadviser will provide a back-up certification in a form reasonably satisfactory to each party relating to each annual and semi-annual report filed on Form N-CSR by the Corporation;

(i)

Subadviser has adopted, maintains and implements written compliance policies and procedures as required by Rule 206(4)-7 of the Advisers Act, including written policies and procedures with regard to the protection of customer records and information, as required by Regulation S-P.  The Subadviser will provide the Adviser with a summary of its policies and procedures and, upon reasonable request by the Adviser, shall either (i) certify that the Subadviser has complied in all material respects with such policies and procedures or (ii) provide a written report to the Adviser describing any material violations of such policies and procedures;

(j)

Subadviser has adopted proxy voting policies which comply in all material respects with the requirements of the 1940 Act;

(k)

Subadviser shall exercise sole investment discretion over the Funds for purposes of all applicable filing requirements under the 1934 Act, including without limitation Sections 13(d), (g) and (f), and shall file all such documents with the SEC; and

(l)

Subadviser will deliver to the Adviser and the Fund copies of any material amendments, supplements or updates to any of the information provided to the Adviser promptly after becoming available.

9.

Representations, Warranties and Covenants of Adviser.  The Adviser represents, warrants and covenants to the Subadviser, as follows:

(a)

Adviser is registered as an investment adviser under the Advisers Act;

(b)

Adviser is a corporation duly organized and validly existing under the laws of Illinois with the power to carry on its business as it is now being conducted;

(c)

execution, delivery and performance by the Adviser of this Agreement are within its powers and have been duly authorized by all necessary action, and the Adviser has caused to be taken all necessary action under the Advisory Agreement and the 1940 Act to authorize the appointment of the Subadviser under this Agreement, and no action or filing with any governmental body, agency or official is required for the execution, delivery and performance of this Agreement;

(d)

 Agreement is a valid and binding agreement of the Adviser and the Corporation on behalf of the Fund;

(e)

Advisory Agreement permits the Adviser to delegate the duties of the Subadviser set forth herein to a subadviser; and

(f)

Adviser has provided to the Subadviser the Corporation’s current Registration Statement on Form N-1A and agrees to provide the Subadviser with all supplements or amendments thereto and to advise the Subadviser promptly in writing of any changes in the Fund’s investment policies or restrictions.

10.

Survival of Representations, Warranties and Covenants.  All representations, warranties and covenants made by the parties pursuant to Sections 8 and 9 will survive for the duration of this Agreement, and the Subadviser and the Adviser will immediately notify the other party hereto and the Corporation in writing upon becoming aware that any of the foregoing representations, warranties and covenants made by it are no longer true.

11.

Liability and Indemnification.

(a)

Liability.  In the absence of willful misfeasance, bad faith, negligence, or reckless disregard on the part of the Subadviser of its duties or obligations under this Agreement, the Subadviser shall not be subject to any liability for errors of judgment, mistake of law or for any loss suffered by the Adviser, the Corporation, the Fund, or its shareholders in connection with matters to which this Agreement relates.  In the absence of willful misfeasance, bad faith, negligence, or reckless disregard on the part of the Adviser of its duties or obligations under this Agreement or the Advisory Agreement, the Adviser shall not be subject to any liability to the Subadviser, for any act or omission in the course of, or in connection with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Investments; provided, however, that nothing herein shall relieve the Adviser or the Subadviser from any of their respective obligations under applicable law, including without limitation, federal and state securities laws and the CEA.  Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Corporation or any shareholder of the Corporation may have under any federal securities or state law.

(b)

Indemnification.  The Subadviser shall indemnify the Adviser and the Corporation, and their respective officers, directors and “controlling persons” (within the meaning of Section 2(a)(9) of the 1940 Act), for any liability and reasonable expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, negligence, or reckless disregard of its duties or obligations hereunder or any violations of applicable law, including, without limitation, federal and state securities laws and the CEA.  The Adviser shall indemnify the Subadviser and its officers, directors and “controlling persons” (within the meaning of Section 2(a)(9) of the 1940 Act) for any liability and reasonable expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, negligence, or reckless disregard of its duties and obligations hereunder or any violations of applicable law, including, without limitation, federal and state securities laws and the CEA.

12.

Duration and Termination.

(a)

Duration.  This Agreement shall begin with respect to the Fund after it has been approved in accordance with the requirements of the 1940 Act and Exhibit A relating to the Fund has been executed by the Adviser and the Subadviser and shall continue in effect for two years from its effective date and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if such continuation shall be specifically approved at least annually (i) by the vote of a majority of the Board, including a majority of the directors who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for that purpose or (ii) by the vote of a majority of the outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the 1940 Act) of the Fund.

(b)

Termination.  Notwithstanding anything to the contrary provided herein, this Agreement may be terminated at any time with respect to the Fund, without payment of any penalty:  (i) by the vote of a majority of the Board, by the vote of a majority of the outstanding voting securities of the Fund or by the Adviser, in each case upon not more than 60 days’ written notice to the Subadviser; or (ii) by the Subadviser upon not less than 120 days’ written notice to the Adviser, the Corporation and the Fund.  This Agreement shall also terminate automatically in the event of its assignment (as defined in Section 2(a)(4) of the 1940 Act) or upon the termination of the Advisory Agreement.

13.

Amendment.  This Agreement may be amended with respect to the Fund by the mutual consent of the parties, provided that the terms of each such amendment shall be approved by (i) the affirmative vote of a majority of the Board cast in person at a meeting called for that purpose, including a majority of directors who are not “interested persons” of the Fund or the Adviser, and (ii) if necessary, by a vote of a majority of the outstanding voting securities of the Fund.  If such amendment is proposed in order to comply with the requirements of the SEC, state regulatory bodies or other governmental authorities, the Adviser will notify the Subadviser of the form of amendment which it deems necessary or advisable and the reasons therefor, and if the Subadviser declines to assent to such amendment, the Adviser may terminate this Agreement forthwith.

14.

Confidentiality.  Subject to the duties of the Subadviser to comply with applicable laws, including any demand of any regulatory or taxing authority having jurisdiction or under compulsory process of law, the Subadviser shall, during the term of this Agreement and for a period of 5 years thereafter, treat as confidential all non-public information pertaining to the Fund and the actions of the Subadviser, the Adviser and the Corporation in respect thereof.  Information disclosed in voluntary and required reports to shareholders of the Corporation and to regulatory authorities or otherwise in the public domain other than by action of the Subadviser is deemed to be public information.  The Subadviser agrees to adhere to the privacy policies adopted by the Corporation pursuant to Regulation S-P under the Gramm-Leach-Bliley Act.  The Subadviser has adopted, implemented and agrees to maintain physical, electronic and procedural safeguards reasonably designed to protect the security, confidentiality and integrity of, and to prevent unauthorized access to or use of, records and information, and to ensure proper disposal of such information, relating to Fund shareholders in compliance with Regulation S-P.  The Subadviser will not share any nonpublic personal information concerning Fund shareholders with any other party except as necessary for the performance of duties under this Agreement or as required by law or allowed under one of the exceptions set forth in Regulation S-P.

15.

Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered or mailed postpaid to the other party, or transmitted by facsimile with acknowledgment of receipt or by electronic transmission, to the parties at their principal places of business, which may from time to time be changed by the parties by notice to the other party.  As of the date of this Agreement, the addresses of the parties are:

Corporation and the Adviser:

Frontegra Funds, Inc.

Frontegra Asset Management, Inc.

Attention: William D. Forsyth III

400 Skokie Boulevard, Suite 500

Northbrook, Illinois  60062

Fax: (847) 509-9845

Subadviser:

RobecoSAM USA, Inc.

Attention:  William G. Butterly III

909 Third Avenue, 32nd Floor

New York, NY 10022

Fax:  (212) 908-9672

16.

Governing Law.  This Agreement is governed by and construed in accordance with the laws of the United States and the internal laws of the State of Illinois without giving effect to conflicts of laws principles; provided, however, that nothing herein shall be construed in a manner that is inconsistent with the 1940 Act, the Advisers Act or the rules and regulations promulgated with respect to such respective Acts.

17.

Counterparts.  This Agreement may be executed in one or more counterparts, all of which shall together constitute one and the same instrument.

18.

Third Party Rights.  In addition to the parties hereto, this Agreement is intended to be for the benefit of the Corporation, which is intended to be a third-party beneficiary hereunder and may, as such, exercise such rights as if it were the Adviser.  With the exception of such parties, no other party shall have any rights hereunder.

19.

Severability.  If any provision of this Agreement is held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

20.

Miscellaneous.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof.  Specifically, as used in this Agreement, “investment company,” “affiliated person,” “interested person,” “assignment,” “broker,” “dealer” and “affirmative vote of the majority of the Fund’s outstanding voting securities” shall all have such meaning as such terms have in the 1940 Act.  The term “investment adviser” shall have such meaning as such term has in the Advisers Act or the 1940 Act, as the case may

be.  In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is amended or modified by a rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such amended or modified rule, regulation or order.

21.

Sole Agreement.  This Agreement represents the entire agreement and understanding between the parties and sets forth the rights, duties and obligations of each party to the other as of its date.  Any prior agreements, understandings and representations relating to the subject matter of this Agreement are incorporated herein.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

FRONTEGRA ASSET MANAGEMENT, INC.

By:

Name:

William D. Forsyth III

Title:

President

ROBECOSAM USA, INC.

By:

Name:

Neil T. Johnson

Title:

Director

By:

Name:

William G. Butterly, III

Title:

Chief Legal Officer/Chief Compliance Officer

Exhibit A

Frontegra RobecoSAM Global Equity Fund

Subadvisory Fee:

50% of the net fee received by the Adviser from the Fund after giving effect to any contractual or voluntary expense cap borne by the Adviser

Executed as of this ____ day of ________, 2013.

FRONTEGRA ASSET MANAGEMENT, INC.

By:

Name:

William D. Forsyth III

Title:

President

ROBECOSAM USA, INC.

By:

Name:

Neil T. Johnson

Title:

Director

By:

Name:

William G. Butterly, III

Title:

Chief Legal Officer/Chief Compliance Officer

PROXY TABULATOR P.O. BOX 859232 BRAINTREE, MA 02185-9232

Please vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

VOTE VIA THE INTERNET

1) Read the Proxy Statement and have this card at hand.

2) Log on to www.kingproxy.com/frontegra and follow the on-screen instructions.

3) If you vote via the Internet, you do not need to mail this proxy card.

VOTE VIA THE TELEPHONE

1) Read the Proxy Statement and have this card at hand.

2) Call toll-free at 1-866-210-7995 and follow the recorded instructions.

3) If you vote via the telephone, you do not need to mail this proxy card.

VOTE BY MAIL

1) Read the Proxy Statement.

2) Mark the appropriate box(es) on this proxy card.

3) Sign and date this proxy card.

4) Mail your completed proxy card in the enclosed envelope.

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

When this proxy is properly executed, the shares represented hereby will be voted as specified.  If no specification is made this proxy will be voted “FOR” the proposal set forth below.

This proxy is solicited by the Board of Directors of Frontegra Funds, Inc., which unanimously recommends that you vote FOR the Proposal.  Please vote by checking the appropriate box.

PLEASE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■		For	Against	Abstain

1.

To approve a new subadvisory agreement between RobecoSAM USA, Inc. and Frontegra Asset Management, Inc.

2.

To vote and otherwise represent the undersigned on any matter that may properly come before the Meeting or any adjournments or postponements thereof.

		⁮	⁮	⁮

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET

Note:  Please sign exactly as name(s) appear above.  If shares are held in the name of joint owners each should sign.  If signing as an attorney-in-fact, executor, administrator, trustee, guardian or some other representative capacity you should so indicate and give your full title.  If shareholder is a corporation or partnership, please sign in full corporate or partnership name by an authorized person.

Signature (and Title, if applicable) [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at http://www.kingproxy.com/frontegra

FRONTEGRA FUNDS, INC. FRONTEGRA ROBECOSAM GLOBAL EQUITY FUND THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SPECIAL MEETING OF SHAREHOLDERS AUGUST 16, 2013

   The undersigned shareholder(s) of the Frontegra RobecoSAM Global Equity Fund, a series of Frontegra Funds, Inc. (the “Corporation”), hereby appoint(s) William D. Forsyth III and Elyce D. Dilworth, and each of them, as proxies for the undersigned, each with full power of substitution, to attend the Special Meeting of Shareholders of the Corporation (the “Meeting”) to be held at 10:00 a.m., local time, on August 16, 2013, at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois  60062, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting.  The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Proxy Statement (the terms of which are incorporated by reference herein), dated June 28, 2013, and revokes any proxy heretofore given with respect to such Meeting.

   Your vote is important.  In order to be counted, your vote must be received by August 16, 2013.  The shares represented by this proxy will be voted as instructed.  Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal relating to the Fund with discretionary authority to vote upon such other business as may come before the Meeting or any adjournment(s) or postponement(s) thereof.

PLEASE SIGN ON THE REVERSE SIDE OF THIS CARD